EXHIBIT 31

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
ALL-STATE PROPERTIES L.P.
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002



I, Stanley Rosenthal, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of All-
State Properties L.P.;

2.	Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. 	Based on my knowledge, the financial statements, and other
financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of , and for, the periods presented in this report;

4. 	As the registrants certifying officer I am responsible for
establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

a)	Designed such disclosure controls and procedures or caused
such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, is made know to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting,
or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles:

c)	Evaluated the effectiveness of the registrant?s disclosure
controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and








EXHIBIT 31(CONTINUED)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
ALL-STATE PROPERTIES L.P.
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
(CONTINUED)





d)	Disclosed in this report any change in the registrant?s
internal control over financial reporting that occurred during the registrant?s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant?s internal control over financial reporting; and

5. 	As the registrant?s certifying officer, I have disclosed,
based on our most recent evaluation, to the registrant?s auditors and the audit committee of registrant?s board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies in the design or operation of
internal controls which could adversely affect the registrant?s ability to record, process, summarize and report financial data and have identified for the registrant?s auditors any material weaknesses in internal controls: and

b)	any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant?s internal controls.



Date:  November 13, 2007



/s/ Stanley R. Rosenthal
Stanley R. Rosenthal
General Partner